UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 11, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 11, 2026 (the “Effective Date”), Hyperscale Data, Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). In accordance with the terms of the PPA, the Company will receive a pre-paid advance of $15,958,000 from Yorkville (the “Pre-Paid Advance”). The Pre-Paid Advance will be purchased by Yorkville at 94% of the face amount of the Pre-Paid Advance. The Pre-Paid Advance was purchased on the Effective Date by Yorkville, for net proceeds of $15,000,520. Interest shall accrue on the outstanding balance of the Pre-Paid Advance at an annual rate of 4%, subject to an increase to 18% upon events of default described in the PPA.

At any time that there is an outstanding balance under the Pre-Paid Advances, Yorkville may provide written notice (each, a “Purchase Notice”) requiring the Company to issue and sell shares of the Company’s Class A common stock (the “PPA Shares”) to Yorkville, which shall be offset against and reduce the amounts outstanding under the Pre-Paid Advance, at a price per share equal to the lower of (a) $0.2153 (the “Fixed Price”) and (b) 90% of the lowest daily volume weighted average price (the “VWAP”) of the Company’s common stock on the NYSE American, LLC during the five (5) consecutive trading days immediately preceding the date on which Yorkville provides the Purchase Notice to the Company (the “Market Price”), but in no event shall the Market Price be less than $0.10 per share (the “Floor Price”). Yorkville shall, in each Purchase Notice, select the number of shares to be issued, in its sole discretion, provided that the aggregate price for such shares may not exceed the balance outstanding under the Pre-Paid Advance or exceed other specified limits in the PPA. Amounts offset by the issuance of the PPA Shares shall be applied first toward accrued and unpaid interest, if any, and then toward outstanding principal under the Pre-Paid Advance.

In the event that (i) any of the PPA Shares are not eligible to be sold pursuant to an effective registration statement for a period of 10 consecutive trading days (a “Registration Event”), or (ii) the Company has issued substantially all of the PPA Shares available under the Exchange Cap (as defined below) (an “Exchange Cap Event,” and the date on which any event described in (i) and (ii) occurs, the “Amortization Event Date”), then the Company shall make monthly cash payments beginning on the seventh (7th) Trading Day after the Amortization Event Date and continuing on the same day of each successive Calendar Month until all amounts outstanding under the Pre-Paid Advance have been repaid in full, where each monthly payment shall consist of (i) the lesser of (a) $2,500,000 (the “Principal Amount”), and (b) the outstanding principal balance on the Pre-Paid Advance as of the Amortization Event Date (the “Amortization Principal Amount”), plus (ii) ten percent (10%) of the Principal Amount, and (iii) accrued and unpaid interest hereunder as of each payment date (collectively, the “Monthly Payment”). Such payments will continue until either all amounts outstanding under the Pre-Paid Advance are paid in full or (i) in the event of a Registration Event, the condition or event causing the Registration Event is cured, or (ii) in the event of an Exchange Cap Event, the Company obtains stockholder consent for the Company to issue shares of common stock in excess of the Exchange Cap.

The Company, in its sole discretion, may prepay the outstanding Pre-Paid Advance, in part or in full (the “Prepayment Amount”), in cash by providing Yorkville with advance written notice 10 trading days prior to such prepayment if the VWAP of the Company’s common stock is, at the time of such written notice, lower than the Fixed Price. Any such prepayment shall include a 10% prepayment premium as well as all the accrued but unpaid interest on such Prepayment Amount.

In connection with entry into the PPA, the Company paid Yorkville’s structuring and due diligence fees of $35,000.

The PPA Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333- 291595). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement with the U.S. Securities and Exchange Commission in connection with the offer and sale of the PPA Shares.

The foregoing summary of the PPA is subject to and qualified in its entirety by the text of the PPA, a form of which is filed hereto as Exhibit 10.1.

A copy of the legal opinion of Olshan Frome Wolosky LLP as to the legality of the PPA Shares is attached as Exhibit 5.1 hereto.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure regarding the Pre-Paid Advances set forth in Item 1.01 of this Current Report is incorporated by reference herein.

ITEM 7.01	REGULATION FD DISCLOSURE

On June 11, 2026, the Company issued a press release announcing the PPA. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Pre-Paid Advance Agreement entered into by and between the registrant and YA II PN, Ltd, on June __, 2026
5.1	Opinion of Counsel.
99.1	Press release regarding the Pre-Paid Advance, issued by the Company on June 11, 2026
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: June 11, 2026	/s/ Henry Nisser Henry Nisser President and General Counsel